Financial overview Mark Murphy Chief Financial Officer and Executive Vice President Exhibit 99.1

Performance highlights 2010-2014 2 1. Adjusted for FX and commodities 2. Adjusted for restructuring and other special items; see appendix for detail $13.8 $17.0 2010 2014 Booked over $100 billion of business Developed and launched advanced technologies Expanded margins 310 basis points Increased EPS double digits annually Returned $2.6 billion to shareholders $1.2 $2.0 8.8% 11.9% Operating income2 Operating margin2 CAGR = 13% +310 bps Revenue ($ billions) Track record of strong financial performance

Financial strategy remains unchanged 3 Disciplined revenue growth Margin expansion Increase cash flow • Accelerate growth of market relevant products • Continued rotation to high growth regions • Diversify customer base and strengthen market position • Continue manufacturing and material cost reductions • Maintain flexibility of workforce • Increase engineering investment to support growth • Drive operating leverage and enhance cash flow conversion • Maintain investment grade credit ratings • Continue balanced and disciplined capital deployment Deliver industry-leading shareholder returns

Bookings growth 4 Note: Bookings exclude Thermal $18 $20 $22 $24 $24 2010 2011 2012 2013 2014 ($ billions) Europe 35% Asia 30% Americas 35% 2010-2014 bookings by region Continued shift to Asia and above market revenue growth Q1 2015 bookings ~$10B

2015-2017 net new business by region Accelerating net new business 5 Note: Net new business excludes Thermal 2015-2017 net new business by segment Electronics & Safety 35% Electrical Architecture 40% Powertrain 25% Asia 45% Americas 32% Europe 23% $1.1 $1.7 $1.9 2015 2016 2017 ~$4.7 billion of cumulative net new business ($ billions)

Europe 34% Asia 28% Americas 38% Further diversifying regional revenue mix 6 1. Adjusted for FX, commodities and Thermal divestiture 2. Excludes Thermal Source: February 2015 IHS Automotive forecast and management estimates Region ’14–’17 production CAGR ’14–’17 Delphi revenue CAGR1 Above market growth North America 2% ~7% 5% Europe 2% ~6% 4% Asia 4% ~15% 11% South America 0% ~1% 1% Global 3% ~8% 5% 2017 revenue by geography2 Geographic growth Growing above market in all regions

Manufacturing expense % of revenue 20.5% 20.0% ~18.2% 2010 2014 2017 Further improving cost structure 7 1. Represents gross engineering expenditures less rebills to customers and government agencies; 2014 gross engineering was $1.7B Note: 2017 excludes Thermal Material cost % of revenue 53.3% 50.1% ~48.6% 2010 2014 2017 $1.0 $1.3 ~$1.5 2010 2014 2017 Net engineering spend1 ($ billions) 7.5% 7.5% 7.8% Net spend % of revenue Lean cost structure allows for investment in engineering to drive growth

Revenue ($ billions) Revenue and EBITDA outlook 8 1. Adjusted for FX and commodities 2. Adjusted for FX, commodities and Thermal divestiture 3. Adjusted for restructuring and other special items; see appendix for detail Note: 2017 excludes Thermal Above market growth and operating leverage drive margin expansion EBITDA margin3 11.8% 15.3% ~17.5% Operating margin3 8.8% 11.9% ~14.0% $13.8 $17.0 ~$19.0 2010 2014 2017 ~17.5% 2017 15.3% 2014 Performance including restructuring Price / economics Leverage volume growth Growth investment/ engineering Portfolio realignment (Thermal) EBITDA3

Outlook by segment 9 ($billions) 2014 2017 CAGR1 2017 2017 Electrical Architecture $8.3 ~$9.5 6% ~17% ~14% Powertrain $4.6 ~$6.0 10% ~18% ~14% Electronics & Safety $2.9 ~$4.0 11% ~18% ~14% Revenue EBITDA2 Operating income2 1. Adjusted for FX and commodities 2. Adjusted for restructuring and other special items; see appendix for detail Note: Excludes Thermal; revenue will not add to total due to eliminations and rounding Strong revenue growth and margin expansion across all segments

Robust business model

Revenue
($ billions)



$17.0
~ $19.0
~$21
+/-10%
volume
~$17
2014
2017
2017

EBITDA[1] %	15.3%	~17.5%	Upside ~19% Downside ~16%

Opportunities

- + Additional volume
- + Operating leverage
- + Acquisitions

Risks

- - Lower industry volume
- - Foreign exchange headwinds
- - Commodity headwinds

Positioned to seize opportunities and manage risks

1. Adjusted for restructuring and other special items; see appendix for detail

Note: 2017 excludes Thermal

10

DELPHI

Capital structure 11 1. Includes restricted cash of $4M and $1M for 12/31/13 and 12/31/14, respectively 2. Adjusted for restructuring and other special items; see appendix for detail Note: Current credit ratings and maturity schedule are as of March 2015 ($ millions) Dec 31, 2013 Dec 31, 2014 Cash1 $1,393 $905 Debt $2,412 $2,451 Net debt $1,019 $1,546 Debt-to-EBITDA2 1.0x 0.9x Net debt-to-EBITDA2 0.4x 0.6x S&P Moody’s Fitch BB+ Ba1 BBB- BBB Baa3+ BBB Significant financial flexibility 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Maturity schedule ($ millions) $400 Term loan A 5.000% Sr notes 4.150% Sr notes $698 $800 1.500% Euro notes $760

Capital allocation

2011-2014 share repurchases and dividends
($ millions)


~$2.6B
returned to shareholders since 2011
~$200
~$400
~$700
~$1,300
2011
2012
2013
2014
Share repurchases
Dividends

2015-2017 cumulative cash flow[2]
($ billions)


~$9
~$7
EBITDA[1]
Taxes
Interest expense
Other
OCF

2015-2017 capital deployment


~45-55%
M&A and share repurchases
~10-15%
Dividends
~35-40%
Capital expenditures

Capital deployment drives shareholder returns

1. Adjusted for restructuring and other special items; see appendix for detail
2. Excludes Thermal

12

DELPHI

Financial metrics comparison 13 Note: Range and averages are for a peer group consisting of: ALV, BWA, HAR, JCI, LEA, TEN, TRW and VC (excludes outliers); data represents Capital IQ consensus estimates and J.P. Morgan Equity Research 2015 EBIT margin 2015 EBITDA margin 2015 ROIC 2015 FCF% to EBITDA 8.4% 17.5% Peer range Peer average 11.3% 16.1% 5.6% 8.4% 12.5% Peer range Peer average 13.3% 26% 31% 45% Peer range Peer average 40% 14% 23% 36% Peer range Peer average 30% Delphi consensus Delphi consensus Delphi consensus Delphi consensus Industry-leading financial metrics

(millions, except per share amounts) 2015 Prior 2015 Continuing Ops Reported revenue Growth % $17,100 - $17,500 1% - 3% / 5% - 7%1 $15,600 - $16,000 1% - 3% / 5% - 7%1 Operating income2 Operating margin $2,100 - $2,200 12.3% - 12.6% $1,980 - $2,080 12.7% - 13.0% Update on 2015 guidance 14 1. Average actual 2014 exchange rates; revenue growth is adjusted for FX and commodities 2. Adjusted for restructuring and other special items; see appendix for detail Note: At 1.20 Euro exchange rate; continuing ops guidance excludes Thermal (millions, except per share amounts) Q1 2015 Prior Q1 2015 Continuing Ops Reported revenue Growth % $4,150 - $4,250 (3%) – (1%) / 3% - 5%1 $3,750 - $3,850 (3%) – (1%) / 3% - 5%1 Operating income2 Operating margin $470 - $500 11.3% - 11.8% $440 - $470 11.7% -12.2% Volumes • Strong NA mostly offset by weak SA and parts of EU Currency and commodities • Strong dollar and weak commodities Use of Thermal proceeds • Acquisitions and share repurchases +6% revenue growth in 2015

What you heard today • Strategically focused portfolio of relevant technologies • Revenue growth continues to accelerate • Driving operational excellence • Continued margin expansion and earnings growth • Balanced and disciplined capital allocation plan 15 Well positioned to drive value

Appendix

2014 2010 Net income attributable to Delphi $1,351 $631 Income tax expense $282 $258 Interest expense $135 $30 Other (income) expense, net $7 ($34) Noncontrolling interest $89 $72 Equity income, net of tax ($17) ($17) Operating income $1,847 $940 Restructuring $144 $224 Other acquisition and portfolio project costs $20 - Asset impairments $7 $9 Other transformation and rationalization costs - $48 Adjusted operating income $2,018 $1,221 Non-US GAAP financial metrics The company’s first quarter 2015 and full year 2015 and 2017 guidance was determined using a consistent manner and methodology ($ millions) 17

2014 2010 Net income attributable to Delphi $1,351 $631 Income tax expense $282 $258 Interest expense $135 $30 Other (income) expense, net $7 ($34) Noncontrolling interest $89 $72 Equity income, net of tax ($17) ($17) Operating income $1,847 $940 Depreciation and amortization $587 $421 EBITDA $2,434 $1,361 Restructuring $144 $224 Other acquisition and portfolio project costs $20 - Other transformation and rationalization costs - $48 Adjusted EBITDA $2,598 $1,633 Non-US GAAP financial metrics The company’s 2017 guidance was determined using a consistent manner and methodology ($ millions) 18